UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 4, 2021, Rexford Industrial Realty, L.P. (the “operating partnership”), a Maryland limited partnership and subsidiary of Rexford Industrial Realty, Inc. (the “Company”), priced an underwritten public offering of $400,000,000 aggregate principal amount of 2.150% Senior Notes due 2031 (the “Notes”). The Notes were priced at 99.014% of the principal amount and will mature on September 1, 2031. The offering is expected to settle on August 9, 2021, subject to the satisfaction of customary closing conditions. The Notes will be fully and unconditionally guaranteed by the Company.

The operating partnership intends to allocate an amount equal to the net proceeds from the offering to investments in recently completed or future green building, energy and resource efficiency and renewable energy projects, including the development and redevelopment of such projects. Pending the allocation of an amount equal to the net proceeds from the offering to eligible green projects, the operating partnership intends to use the net proceeds from the offering to repay borrowings outstanding under the operating partnership’s $225 million term loan facility, fund the redemption of all shares of the Company’s 5.875% Series A Cumulative Redeemable Preferred Stock and for general management activities that may include funding future acquisitions, funding development or redevelopment activities or the repayment of other outstanding indebtedness.

The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on November 6, 2020 (Registration Nos. 333-249932 and 333-249932-01), a base prospectus included therein, dated November 6, 2020, and a preliminary prospectus supplement, dated August 4, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021

REXFORD INDUSTRIAL REALTY, INC.

By:	/s/ Laura Clark
Laura Clark
Chief Financial Officer